                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): January 21, 2004


                         AMERICAN BIO MEDICA CORPORATION
           -----------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

               New York                    0-28666             14-1702188
 ------------------------------   ----------------------  -------------------
(State or Other Jurisdiction of  (Commission File Number) (IRS Employer
        Incorporation)                                    Identification Number)



       122 Smith Road, Kinderhook, NY                      12106
       ---------------------------------------------------------
       (Address of Principal Executive Offices)        (Zip Code)

       Registrant's telephone number, including area code: (800) 227-1243

ITEM 5.  OTHER MATTERS

         On January 21, 2004, the Registrant's Board of Directors terminated Donal V. Carroll as the Registrant's Chief Executive Officer. Mr. Carroll remains a member of the Registrant's Board of Directors.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

         (c)     Exhibits.

                  The following exhibits are filed with this report on Form 8-K:

                  99.1 American Bio Medica Corporation press release dated January 22, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AMERICAN BIO MEDICA CORPORATION (Registrant)


Dated:  January 22, 2004           By: /s/ Keith E. Palmer
                                      -----------------------------------------

                                      Keith E. Palmer
                                      Chief Financial Officer

                                  Exhibit Index


Exhibit No.       Description                                      Page No.
-----------       -----------                                      --------


     99.1         American Bio Medica Corporation press               5
                  release dated January 22, 2004



                                       3